                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO MANAGEMENT TRUST
INVESCO SECURITIES TRUST
SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                      ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                                         Contractual     2.00%      July 1, 2013      June 30, 2017
   Class B Shares                                         Contractual     2.75%      July 1, 2013      June 30, 2017
   Class C Shares                                         Contractual     2.75%      July 1, 2013      June 30, 2017
   Class R Shares                                         Contractual     2.25%      July 1, 2013      June 30, 2017
   Class R5 Shares                                        Contractual     1.75%      July 1, 2013      June 30, 2017
   Class R6 Shares                                        Contractual     1.75%      July 1, 2013      June 30, 2017
   Class Y Shares                                         Contractual     1.75%      July 1, 2013      June 30, 2017

Invesco California Tax-Free Income Fund
   Class A Shares                                         Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual     2.00%      July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual     2.00%      July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares                                         Contractual     0.75%   December 16, 2016  December 31, 2017
   Class B Shares                                         Contractual     1.50%   December 16, 2016  December 31, 2017
   Class C Shares                                         Contractual     1.50%   December 16, 2016  December 31, 2017
   Class R Shares                                         Contractual     1.00%   December 16, 2016  December 31, 2017
   Class R5 Shares                                        Contractual     0.50%   December 16, 2016  December 31, 2017
   Class R6 Shares                                        Contractual     0.50%   December 16, 2016  December 31, 2017
   Class Y Shares                                         Contractual     0.50%   December 16, 2016  December 31, 2017

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                         Contractual     2.00%      July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual     2.75%      July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual     2.75%      July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                                        Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual     1.75%      July 1, 2012      June 30, 2017

Invesco Equity and Income Fund
   Class A Shares                                         Contractual     1.50%      July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual     2.25%      July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual     2.25%      July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual     1.75%      July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual     1.25%      July 1, 2012      June 30, 2017
   Class R6 Shares                                        Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual     1.25%      July 1, 2012      June 30, 2017

Invesco Floating Rate Fund
   Class A Shares                                         Contractual     1.50%     April 14, 2006     June 30, 2017
   Class C Shares                                         Contractual     2.00%     April 14, 2006     June 30, 2017
   Class R Shares                                         Contractual     1.75%     April 14, 2006     June 30, 2017
   Class R5 Shares                                        Contractual     1.25%     April 14, 2006     June 30, 2017
   Class R6 Shares                                        Contractual     1.25%   September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual     1.25%    October 3, 2008     June 30, 2017

Invesco Global Real Estate Income Fund
   Class A Shares                                         Contractual     2.00%      July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual     2.75%      July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual     2.75%      July 1, 2009      June 30, 2017
   Class R5 Shares                                        Contractual     1.75%      July 1, 2009      June 30, 2017
   Class R6 Shares                                        Contractual     1.75%   September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual     1.75%      July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                                      ------------ -------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual         1.75%            July 1, 2012      June 30, 2017
   Class R6 Shares                                        Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Low Volatility Equity Yield Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual         1.75%            July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2012      June 30, 2017
   Investor Class Shares                                  Contractual         2.00%            July 1, 2012      June 30, 2017

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                         Contractual         1.50%            July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual         2.25%            July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual         2.25%            July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual         1.25%            July 1, 2012      June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Short Duration High Yield Municipal Fund
   Class A Shares                                         Contractual         0.79%         September 30, 2015 December 31, 2017
   Class C Shares                                         Contractual         1.54%         September 30, 2015 December 31, 2017
   Class R5 Shares                                        Contractual         0.54%         September 30, 2015 December 31, 2017
   Class Y Shares                                         Contractual         0.54%         September 30, 2015 December 31, 2017

Invesco Small Cap Discovery Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual         1.75%         September 24, 2012   June 30, 2017
   Class R6 Shares                                        Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares                                         Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2017
   Class C Shares                                         Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R Shares                                         Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2017
   Class R5 Shares                                        Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R6 Shares                                        Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class Y Shares                                         Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012 June 30, 2017
   Class S Shares                                         Contractual    1.90%    September 25, 2009 June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017

Invesco Diversified Dividend Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2013    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2013    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2013    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2013    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2013    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%       July 1, 2013    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2013    June 30, 2017
   Investor Class Shares                                  Contractual    2.00%       July 1, 2013    June 30, 2017

Invesco Summit Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class P Shares                                         Contractual    1.85%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009    June 30, 2017
   Class S Shares                                         Contractual    1.90%    September 25, 2009 June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
   Class A Shares                                         Contractual    2.25%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    3.00%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    3.00%       July 1, 2009    June 30, 2017
   Class Y Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Global Core Equity Fund
   Class A Shares                                         Contractual    1.22%     January 1, 2017   April 30, 2018
   Class B Shares                                         Contractual    1.97%     January 1, 2017   April 30, 2018
   Class C Shares                                         Contractual    1.97%     January 1, 2017   April 30, 2018
   Class R Shares                                         Contractual    1.47%     January 1, 2017   April 30, 2018
   Class R5 Shares                                        Contractual    0.97%     January 1, 2017   April 30, 2018
   Class Y Shares                                         Contractual    0.97%     January 1, 2017   April 30, 2018

Invesco International Small Company Fund
   Class A Shares                                         Contractual    2.25%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    3.00%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    3.00%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    2.00%       July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual    2.00%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                      CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                  ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                                     Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                     Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                     Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                                     Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                                    Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                                    Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                                     Contractual    1.75%       July 1, 2009    June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                                      ------------ -------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                                         Contractual  1.44% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                                         Contractual  2.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                                         Contractual  1.69% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                                        Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                                        Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                                         Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                         Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                                        Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                                        Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                                         Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                                        Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                                        Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                                        Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                                         Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                         Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                                        Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                                        Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                                         Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                                        Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                                        Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                                        Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                                         Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                         Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                                        Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                                        Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                                         Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                                        Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                                        Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                                        Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                                         Contractual         0.00%          November 4, 2009  April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                         Contractual    0.25%     November 4, 2009  April 30, 2018
   Class AX Shares                                        Contractual    0.25%    February 12, 2010  April 30, 2018
   Class B Shares                                         Contractual    1.00%     November 4, 2009  April 30, 2018
   Class C Shares                                         Contractual    1.00%     November 4, 2009  April 30, 2018
   Class CX Shares                                        Contractual    1.00%    February 12, 2010  April 30, 2018
   Class R Shares                                         Contractual    0.50%     November 4, 2009  April 30, 2018
   Class R5 Shares                                        Contractual    0.00%     November 4, 2009  April 30, 2018
   Class R6 Shares                                        Contractual    0.00%    September 24, 2012 April 30, 2018
   Class RX Shares                                        Contractual    0.50%    February 12, 2010  April 30, 2018
   Class Y Shares                                         Contractual    0.00%     November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                         Contractual    0.25%     November 4, 2009  April 30, 2018
   Class AX Shares                                        Contractual    0.25%    February 12, 2010  April 30, 2018
   Class B Shares                                         Contractual    1.00%     November 4, 2009  April 30, 2018
   Class C Shares                                         Contractual    1.00%     November 4, 2009  April 30, 2018
   Class CX Shares                                        Contractual    1.00%    February 12, 2010  April 30, 2018
   Class R Shares                                         Contractual    0.50%     November 4, 2009  April 30, 2018
   Class R5 Shares                                        Contractual    0.00%     November 4, 2009  April 30, 2018
   Class R6 Shares                                        Contractual    0.00%    September 24, 2012 April 30, 2018
   Class RX Shares                                        Contractual    0.50%    February 12, 2010  April 30, 2018
   Class Y Shares                                         Contractual    0.00%     November 4, 2009  April 30, 2018

Invesco Conservative Allocation Fund
   Class A Shares                                         Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.25%       July 1, 2012    June 30, 2017
   Class S Shares                                         Contractual    1.40%       July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares                                         Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.25%       July 1, 2012    June 30, 2017
   Class R6 Shares                                        Contractual    1.25%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                         Contractual    2.00%       May 1, 2016     June 30, 2017
   Class B Shares                                         Contractual    2.75%       May 1, 2016     June 30, 2017
   Class C Shares                                         Contractual    2.75%       May 1, 2016     June 30, 2017
   Class R Shares                                         Contractual    2.25%       May 1, 2016     June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       May 1, 2016     June 30, 2017
   Class Y Shares                                         Contractual    1.75%       May 1, 2016     June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2012    June 30, 2017
   Class S Shares                                         Contractual    1.90%       July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                                      ------------ -------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                                         Contractual         0.25%            May 1, 2012     April 30, 2018
   Class B Shares                                         Contractual         1.00%            May 1, 2012     April 30, 2018
   Class C Shares                                         Contractual         1.00%            May 1, 2012     April 30, 2018
   Class R Shares                                         Contractual         0.50%            May 1, 2012     April 30, 2018
   Class R5 Shares                                        Contractual         0.00%            May 1, 2012     April 30, 2018
   Class Y Shares                                         Contractual         0.00%            May 1, 2012     April 30, 2018

Invesco International Allocation Fund
   Class A Shares                                         Contractual         2.25%            May 1, 2012     June 30, 2017
   Class B Shares                                         Contractual         3.00%            May 1, 2012     June 30, 2017
   Class C Shares                                         Contractual         3.00%            May 1, 2012     June 30, 2017
   Class R Shares                                         Contractual         2.50%            May 1, 2012     June 30, 2017
   Class R5 Shares                                        Contractual         2.00%            May 1, 2012     June 30, 2017
   Class Y Shares                                         Contractual         2.00%            May 1, 2012     June 30, 2017

Invesco Mid Cap Core Equity Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares                                         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2009    June 30, 2017

Invesco Moderate Allocation Fund
   Class A Shares                                         Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual         1.75%            July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual         1.25%            July 1, 2012    June 30, 2017
   Class S Shares                                         Contractual         1.40%            July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual         1.25%            July 1, 2012    June 30, 2017

Invesco Multi-Asset Inflation Fund
   Class A Shares                                         Contractual  1.02% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                                         Contractual  1.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                                         Contractual  1.27% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                                        Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                                        Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                                         Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Quality Income Fund
   Class A Shares                                         Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual         1.25%            July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual         1.25%            July 1, 2012    June 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares                                         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2009    June 30, 2017
   Investor Class Shares                                  Contractual         2.00%            July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                         Contractual    2.25%      July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class Y Shares                                         Contractual    2.00%      July 1, 2009      June 30, 2017

Invesco European Growth Fund
   Class A Shares                                         Contractual    2.25%      July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class R Shares                                         Contractual    2.50%      July 1, 2009      June 30, 2017
   Class Y Shares                                         Contractual    2.00%      July 1, 2009      June 30, 2017
   Investor Class Shares                                  Contractual    2.25%      July 1, 2009      June 30, 2017

Invesco Global Growth Fund
   Class A Shares                                         Contractual    1.22%     January 1, 2017  February 28, 2018
   Class B Shares                                         Contractual    1.97%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.97%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.97%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.97%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.97%     January 1, 2017  February 28, 2018

Invesco Global Opportunities Fund
   Class A Shares                                         Contractual    1.02%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.77%     January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual    1.27%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.77%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.77%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.77%     January 1, 2017  February 28, 2018

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                         Contractual    2.25%      July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class R5 Shares                                        Contractual    2.00%      July 1, 2009      June 30, 2017
   Class Y Shares                                         Contractual    2.00%      July 1, 2009      June 30, 2017

Invesco Global Responsibility Equity Fund
   Class A Shares                                         Contractual    0.85%      June 30, 2016   February 28, 2018
   Class C Shares                                         Contractual    1.60%      June 30, 2016   February 28, 2018
   Class R Shares                                         Contractual    1.10%      June 30, 2016   February 28, 2018
   Class R5 Shares                                        Contractual    0.60%      June 30, 2016   February 28, 2018
   Class R6 Shares                                        Contractual    0.60%      June 30, 2016   February 28, 2018
   Class Y Shares                                         Contractual    0.60%      June 30, 2016   February 28, 2018

Invesco International Companies Fund
   Class A Shares                                         Contractual    1.12%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.87%     January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual    1.37%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.87%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.87%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.87%     January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Invesco International Core Equity Fund
   Class A Shares                                         Contractual    1.12%     January 1, 2017  February 28, 2018
   Class B Shares                                         Contractual    1.87%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.87%     January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual    1.37%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.87%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.87%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.87%     January 1, 2017  February 28, 2018
   Investor Class Shares                                  Contractual    1.12%     January 1, 2017  February 28, 2018

Invesco International Growth Fund
   Class A Shares                                         Contractual    2.25%      July 1, 2013      June 30, 2017
   Class B Shares                                         Contractual    3.00%      July 1, 2013      June 30, 2017
   Class C Shares                                         Contractual    3.00%      July 1, 2013      June 30, 2017
   Class R Shares                                         Contractual    2.50%      July 1, 2013      June 30, 2017
   Class R5 Shares                                        Contractual    2.00%      July 1, 2013      June 30, 2017
   Class R6 Shares                                        Contractual    2.00%      July 1, 2013      June 30, 2017
   Class Y Shares                                         Contractual    2.00%      July 1, 2013      June 30, 2017

Invesco Select Opportunities Fund
   Class A Shares                                         Contractual    1.02%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.77%     January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual    1.27%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.77%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.77%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.77%     January 1, 2017  February 28, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                      ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                         Contractual    1.50%     January 1, 2017   February 28, 2018
   Class C Shares                                         Contractual    2.25%     January 1, 2017   February 28, 2018
   Class R Shares                                         Contractual    1.75%     January 1, 2017   February 28, 2018
   Class R5 Shares                                        Contractual    1.25%     January 1, 2017   February 28, 2018
   Class R6 Shares                                        Contractual    1.25%     January 1, 2017   February 28, 2018
   Class Y Shares                                         Contractual    1.25%     January 1, 2017   February 28, 2018

Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                         Contractual    2.00%       July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2012      June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012      June 30, 2017

Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                         Contractual    2.00%       July 1, 2014      June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2014      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2014      June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2014      June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2014      June 30, 2017
   Class R6 Shares                                        Contractual    1.75%       July 1, 2014      June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2014      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                      ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                                         Contractual    2.25%       July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual    3.00%       July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    3.00%       July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual    2.00%       July 1, 2012      June 30, 2017
   Class R6 Shares                                        Contractual    2.00%    September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual    2.00%       July 1, 2012      June 30, 2017

Invesco Emerging Markets Equity Fund
   Class A Shares                                         Contractual    1.33%     January 1, 2017   February 28, 2018
   Class C Shares                                         Contractual    2.08%     January 1, 2017   February 28, 2018
   Class R Shares                                         Contractual    1.58%     January 1, 2017   February 28, 2018
   Class R5 Shares                                        Contractual    1.08%     January 1, 2017   February 28, 2018
   Class R6 Shares                                        Contractual    1.08%     January 1, 2017   February 28, 2018
   Class Y Shares                                         Contractual    1.08%     January 1, 2017   February 28, 2018

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                                         Contractual    1.24%      June 14, 2010    February 28, 2018
   Class B Shares                                         Contractual    1.99%      June 14, 2010    February 28, 2018
   Class C Shares                                         Contractual    1.99%      June 14, 2010    February 28, 2018
   Class R Shares                                         Contractual    1.49%      June 14, 2010    February 28, 2018
   Class Y Shares                                         Contractual    0.99%      June 14, 2010    February 28, 2018
   Class R5 Shares                                        Contractual    0.99%      June 14, 2010    February 28, 2018
   Class R6 Shares                                        Contractual    0.99%    September 24, 2012 February 28, 2018

Invesco Endeavor Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009      June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2009      June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009      June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009      June 30, 2017

Invesco Global Health Care Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012      June 30, 2017
   Investor Class Shares                                  Contractual    2.00%       July 1, 2012      June 30, 2017

Invesco Global Infrastructure Fund
   Class A Shares                                         Contractual    1.28%     January 1, 2017   February 28, 2018
   Class C Shares                                         Contractual    2.03%     January 1, 2017   February 28, 2018
   Class R Shares                                         Contractual    1.53%     January 1, 2017   February 28, 2018
   Class Y Shares                                         Contractual    1.03%     January 1, 2017   February 28, 2018
   Class R5 Shares                                        Contractual    1.03%     January 1, 2017   February 28, 2018
   Class R6 Shares                                        Contractual    1.03%     January 1, 2017   February 28, 2018

Invesco Global Market Neutral Fund
   Class A Shares                                         Contractual    1.50%     January 1, 2017   February 28, 2018
   Class C Shares                                         Contractual    2.25%     January 1, 2017   February 28, 2018
   Class R Shares                                         Contractual    1.75%     January 1, 2017   February 28, 2018
   Class R5 Shares                                        Contractual    1.25%     January 1, 2017   February 28, 2018
   Class R6 Shares                                        Contractual    1.25%     January 1, 2017   February 28, 2018
   Class Y Shares                                         Contractual    1.25%     January 1, 2017   February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                                      ------------ -------------------- ----------------- -----------------
Invesco Global Targeted Returns Fund4
   Class A Shares                                         Contractual  1.44% less net AFFE*  January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual  2.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual  1.69% less net AFFE*  January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018

Invesco Greater China Fund
   Class A Shares                                         Contractual         2.25%           July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual         3.00%           July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual         3.00%           July 1, 2009      June 30, 2017
   Class R5 Shares                                        Contractual         2.00%           July 1, 2009      June 30, 2017
   Class Y Shares                                         Contractual         2.00%           July 1, 2009      June 30, 2017

Invesco Long/Short Equity Fund
   Class A Shares                                         Contractual         1.59%          January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual         2.34%          January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual         1.84%          January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual         1.34%          January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual         1.34%          January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual         1.34%          January 1, 2017  February 28, 2018

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                         Contractual         1.33%          January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual         2.08%          January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual         1.58%          January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual         1.08%          January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual         1.08%          January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual         1.08%          January 1, 2017  February 28, 2018

Invesco MLP Fund
   Class A Shares                                         Contractual         1.28%          January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual         2.03%          January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual         1.53%          January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual         1.03%          January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual         1.03%          January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual         1.03%          January 1, 2017  February 28, 2018

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                                         Contractual         1.44%          January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual         2.19%          January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual         1.69%          January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual         1.19%          January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual         1.19%          January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual         1.19%          January 1, 2017  February 28, 2018

Invesco Macro International Equity Fund
   Class A Shares                                         Contractual         1.43%         December 17, 2013 February 28, 2018
   Class C Shares                                         Contractual         2.18%         December 17, 2013 February 28, 2018
   Class R Shares                                         Contractual         1.68%         December 17, 2013 February 28, 2018
   Class R5 Shares                                        Contractual         1.18%         December 17, 2013 February 28, 2018
   Class R6 Shares                                        Contractual         1.18%         December 17, 2013 February 28, 2018
   Class Y Shares                                         Contractual         1.18%         December 17, 2013 February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Invesco Macro Long/Short Fund
   Class A Shares                                         Contractual    1.87%    December 17, 2013 February 28, 2018
   Class C Shares                                         Contractual    2.62%    December 17, 2013 February 28, 2018
   Class R Shares                                         Contractual    2.12%    December 17, 2013 February 28, 2018
   Class R5 Shares                                        Contractual    1.62%    December 17, 2013 February 28, 2018
   Class R6 Shares                                        Contractual    1.62%    December 17, 2013 February 28, 2018
   Class Y Shares                                         Contractual    1.62%    December 17, 2013 February 28, 2018

Invesco Multi-Asset Income Fund
   Class A Shares                                         Contractual    0.85%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.60%     January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual    1.10%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.60%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.60%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.60%     January 1, 2017  February 28, 2018

Invesco Pacific Growth Fund
   Class A Shares                                         Contractual    2.25%      July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual    3.00%      July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    3.00%      July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual    2.50%      July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual    2.00%      July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual    2.00%      July 1, 2012      June 30, 2017

Invesco Select Companies Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual    2.75%      July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    2.75%      July 1, 2009      June 30, 2017
   Class R Shares                                         Contractual    2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                                        Contractual    1.75%      July 1, 2009      June 30, 2017
   Class Y Shares                                         Contractual    1.75%      July 1, 2009      June 30, 2017

Invesco World Bond Fund
   Class A Shares                                         Contractual    0.94%    December 1, 2016  February 28, 2018
   Class B Shares                                         Contractual    1.69%    December 1, 2016  February 28, 2018
   Class C Shares                                         Contractual    1.69%    December 1, 2016  February 28, 2018
   Class R5 Shares                                        Contractual    0.69%    December 1, 2016  February 28, 2018
   Class R6 Shares                                        Contractual    0.69%    December 1, 2016  February 28, 2018
   Class Y Shares                                         Contractual    0.69%    December 1, 2016  February 28, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                                         Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.25%       July 1, 2012    June 30, 2017
   Class R6 Shares                                        Contractual    1.25%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Global Real Estate Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco High Yield Fund
   Class A Shares                                         Contractual     1.50%      July 1, 2013    June 30, 2017
   Class B Shares                                         Contractual     2.25%      July 1, 2013    June 30, 2017
   Class C Shares                                         Contractual     2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                         Contractual     1.25%      July 1, 2013    June 30, 2017
   Investor Class Shares                                  Contractual     1.50%      July 1, 2013    June 30, 2017

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                         Contractual     0.55%   December 31, 2015  June 30, 2017
   Class A2 Shares                                        Contractual     0.45%   December 31, 2015  June 30, 2017
   Class R5 Shares                                        Contractual     0.30%   December 31, 2015  June 30, 2017
   Class R6 Shares                                        Contractual     0.30%   December 31, 2015  June 30, 2017
   Class Y Shares                                         Contractual     0.30%   December 31, 2015  June 30, 2017

Invesco Real Estate Fund
   Class A Shares                                         Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                                        Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual     1.75%      July 1, 2012    June 30, 2017
   Investor Class Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares                                         Contractual     1.40%      July 1, 2013    June 30, 2017
   Class C Shares                                         Contractual    1.75%/6/    July 1, 2013    June 30, 2017
   Class R Shares                                         Contractual     1.75%      July 1, 2013    June 30, 2017
   Class R5 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                         Contractual     1.25%      July 1, 2013    June 30, 2017

Invesco U.S. Government Fund
   Class A Shares                                         Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual     1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual     1.25%      July 1, 2012    June 30, 2017
   Investor Class Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                      ------------ ---------- ----------------- -------------
Invesco American Value Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2013    June 30, 2017
   Class B Shares                                         Contractual    2.75%      July 1, 2013    June 30, 2017
   Class C Shares                                         Contractual    2.75%      July 1, 2013    June 30, 2017
   Class R Shares                                         Contractual    2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%      July 1, 2013    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%      July 1, 2013    June 30, 2017
   Class Y Shares                                         Contractual    1.75%      July 1, 2013    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco Comstock Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017

Invesco Energy Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017
   Investor Class Shares                                  Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Dividend Income Fund
   Class A Shares                                         Contractual    2.00%    September 1, 2016  June 30, 2017
   Class B Shares                                         Contractual    2.75%    September 1, 2016  June 30, 2017
   Class C Shares                                         Contractual    2.75%    September 1, 2016  June 30, 2017
   Class R5 Shares                                        Contractual    1.75%    September 1, 2016  June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 1, 2016  June 30, 2017
   Class Y Shares                                         Contractual    1.75%    September 1, 2016  June 30, 2017
   Investor Class Shares                                  Contractual    2.00%    September 1, 2016  June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017
   Investor Class Shares                                  Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares                                         Contractual    2.00%      August 1, 2015   June 30, 2017
   Class B Shares                                         Contractual    2.75%      August 1, 2015   June 30, 2017
   Class C Shares                                         Contractual    2.75%      August 1, 2015   June 30, 2017
   Class R Shares                                         Contractual    2.25%      August 1, 2015   June 30, 2017
   Class R5 Shares                                        Contractual    1.75%      August 1, 2015   June 30, 2017
   Class R6 Shares                                        Contractual    1.75%      August 1, 2015   June 30, 2017
   Class Y Shares                                         Contractual    1.75%      August 1, 2015   June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%     February 7, 2017  June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017

Invesco Technology Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017
   Investor Class Shares                                  Contractual    2.00%       July 1, 2012    June 30, 2017

Invesco Technology Sector Fund
   Class A Shares                                         Contractual    2.00%    February 12, 2010  June 30, 2017
   Class B Shares                                         Contractual    2.75%    February 12, 2010  June 30, 2017
   Class C Shares                                         Contractual    2.75%    February 12, 2010  June 30, 2017
   Class Y Shares                                         Contractual    1.75%    February 12, 2010  June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                      ------------ ---------- ----------------- -------------
Invesco Value Opportunities Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual    2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%      July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.75%      July 1, 2012    June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                      ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                         Contractual    1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.25%      July 1, 2012    June 30, 2017

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                         Contractual    0.84%      July 1, 2016    June 30, 2017
   Class B Shares                                         Contractual    1.59%      July 1, 2016    June 30, 2017
   Class C Shares                                         Contractual    1.59%      July 1, 2016    June 30, 2017
   Class Y Shares                                         Contractual    0.59%      July 1, 2016    June 30, 2017

Invesco Municipal Income Fund
   Class A Shares                                         Contractual    1.50%      July 1, 2013    June 30, 2017
   Class B Shares                                         Contractual    2.25%      July 1, 2013    June 30, 2017
   Class C Shares                                         Contractual    2.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                         Contractual    1.25%      July 1, 2013    June 30, 2017
   Investor Class                                         Contractual    1.50%      July 15, 2013   June 30, 2017

Invesco New York Tax Free Income Fund
   Class A Shares                                         Contractual    1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.25%      July 1, 2012    June 30, 2017

Invesco Limited Term Municipal Income Fund
   Class A Shares                                         Contractual    1.50%      July 1, 2012    June 30, 2017
   Class A2 Shares                                        Contractual    1.25%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%      June 30, 2013   June 30, 2017
   Class R5 Shares                                        Contractual    1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.25%      July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                                    Contractual    0.28%      July 1, 2014    December 31, 2017

                           INVESCO SECURITIES TRUST

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                    ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund        Contractual    0.94%     January 1, 2017  February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                                  Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.34%      June 1, 2016    December 31, 2017

Liquid Assets Portfolio
   Cash Management Class                                  Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.38%      June 1, 2016    December 31, 2017

STIC Prime Portfolio
   Cash Management Class                                  Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.34%      June 1, 2016    December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class                                  Contractual    0.28%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.23%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.20%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.75%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.45%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.07%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.36%      June 1, 2016    December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class                                  Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.43%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.34%      June 1, 2016    December 31, 2017

Treasury Portfolio
   Cash Management Class                                  Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.34%      June 1, 2016    December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                                      ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                        Contractual         2.00%           July 1, 2014    June 30, 2017
   Series II Shares                                       Contractual         2.25%           July 1, 2014    June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares                                        Contractual         2.00%           July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual         2.25%           July 1, 2012    June 30, 2017

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                        Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2018
   Series II Shares                                       Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares                                        Contractual         0.78%           May 1, 2013     April 30, 2018
   Series II Shares                                       Contractual         1.03%           May 1, 2013     April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares                                        Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares                                        Contractual         0.61%          April 30, 2015   April 30, 2018
   Series II Shares                                       Contractual         0.86%          April 30, 2015   April 30, 2018

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                        Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                        Contractual         2.00%           July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual         2.25%           July 1, 2012    June 30, 2017

Invesco V.I. Equity and Income Fund
   Series I Shares                                        Contractual         1.50%           July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual         1.75%           July 1, 2012    June 30, 2017

Invesco V.I. Global Core Equity Fund
   Series I Shares                                        Contractual         2.25%           July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual         2.50%           July 1, 2012    June 30, 2017

Invesco V.I. Global Health Care Fund
   Series I Shares                                        Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Global Real Estate Fund
   Series I Shares                                        Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual         2.25%           May 1, 2013     June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                                        Contractual    1.50%      May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual    1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Government Securities Fund
   Series I Shares                                        Contractual    1.50%      May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual    1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares                                        Contractual    0.78%      May 1, 2013     April 30, 2018
   Series II Shares                                       Contractual    1.03%      May 1, 2013     April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares                                        Contractual    1.50%      May 1, 2014     June 30, 2017
   Series II Shares                                       Contractual    1.75%      May 1, 2014     June 30, 2017

Invesco V.I. International Growth Fund
   Series I Shares                                        Contractual    2.25%      July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual    2.50%      July 1, 2012    June 30, 2017

Invesco V.I. Managed Volatility Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2015     June 30, 2017
   Series II Shares                                       Contractual    2.25%      May 1, 2015     June 30, 2017

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                                        Contractual    2.00%      July 1, 2014    June 30, 2017
   Series II Shares                                       Contractual    2.25%      July 1, 2014    June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                                        Contractual    2.00%      July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual    2.25%      July 1, 2012    June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Value Opportunities Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A - D. Neither a Trust nor Invesco may remove or amend the Contractual Limits to a Trust's detriment prior to the Expiration Date without requesting and receiving the approval of the Board of Trustees of the applicable Fund's Trust to remove or amend such Contractual Limits. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
AIM FUNDS GROUP (INVESCO FUNDS GROUP)
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
INVESCO MANAGEMENT TRUST
INVESCO SECURITIES TRUST
SHORT-TERM INVESTMENTS TRUST

on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

INVESCO ADVISERS, INC.

By:     /s/ John M. Zerr
        --------------------------
Title:  Senior Vice President

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                      ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2013      June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2013      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2013      June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2013      June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2013      June 30, 2017
   Class R6 Shares                                        Contractual    1.75%       July 1, 2013      June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2013      June 30, 2017

Invesco California Tax-Free Income Fund
   Class A Shares                                         Contractual    1.50%       July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual    2.00%       July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    2.00%       July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual    1.25%       July 1, 2012      June 30, 2017

Invesco Core Plus Bond Fund
   Class A Shares                                         Contractual    0.75%    December 16, 2016  December 31, 2017
   Class B Shares                                         Contractual    1.50%    December 16, 2016  December 31, 2017
   Class C Shares                                         Contractual    1.50%    December 16, 2016  December 31, 2017
   Class R Shares                                         Contractual    1.00%    December 16, 2016  December 31, 2017
   Class R5 Shares                                        Contractual    0.50%    December 16, 2016  December 31, 2017
   Class R6 Shares                                        Contractual    0.50%    December 16, 2016  December 31, 2017
   Class Y Shares                                         Contractual    0.50%    December 16, 2016  December 31, 2017

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012      June 30, 2017

Invesco Equity and Income Fund
   Class A Shares                                         Contractual    1.50%       July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual    2.25%       July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual    1.75%       July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual    1.25%       July 1, 2012      June 30, 2017
   Class R6 Shares                                        Contractual    1.25%    September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual    1.25%       July 1, 2012      June 30, 2017

Invesco Floating Rate Fund
   Class A Shares                                         Contractual    1.50%      April 14, 2006     June 30, 2017
   Class C Shares                                         Contractual    2.00%      April 14, 2006     June 30, 2017
   Class R Shares                                         Contractual    1.75%      April 14, 2006     June 30, 2017
   Class R5 Shares                                        Contractual    1.25%      April 14, 2006     June 30, 2017
   Class R6 Shares                                        Contractual    1.25%    September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual    1.25%     October 3, 2008     June 30, 2017

Invesco Global Real Estate Income Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009      June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009      June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF     EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION        CURRENT LIMIT          DATE
----                                                      ------------ -------------------- ------------------ -----------------
Invesco Growth and Income Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual         1.75%            July 1, 2012      June 30, 2017
   Class R6 Shares                                        Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Low Volatility Equity Yield Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual         2.25%            July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual         1.75%            July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2012      June 30, 2017
   Investor Class Shares                                  Contractual         2.00%            July 1, 2012      June 30, 2017

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                                         Contractual         1.50%            July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual         2.25%            July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual         2.25%            July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual         1.25%            July 1, 2012      June 30, 2017

Invesco S&P 500 Index Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Short Duration High Yield Municipal Fund
   Class A Shares                                         Contractual         0.79%         September 30, 2015 December 31, 2017
   Class C Shares                                         Contractual         1.54%         September 30, 2015 December 31, 2017
   Class R5 Shares                                        Contractual         0.54%         September 30, 2015 December 31, 2017
   Class Y Shares                                         Contractual         0.54%         September 30, 2015 December 31, 2017

Invesco Small Cap Discovery Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual         1.75%         September 24, 2012   June 30, 2017
   Class R6 Shares                                        Contractual         1.75%         September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2012      June 30, 2017

Invesco Strategic Real Return Fund
   Class A Shares                                         Contractual  0.82% less net AFFE*   April 30, 2014   December 31, 2017
   Class C Shares                                         Contractual  1.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R Shares                                         Contractual  1.07% less net AFFE*   April 30, 2014   December 31, 2017
   Class R5 Shares                                        Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class R6 Shares                                        Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017
   Class Y Shares                                         Contractual  0.57% less net AFFE*   April 30, 2014   December 31, 2017

See page 17 for footnotes to Exhibit A.

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco Charter Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012 June 30, 2017
   Class S Shares                                         Contractual    1.90%    September 25, 2009 June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017

Invesco Diversified Dividend Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2013    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2013    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2013    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2013    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2013    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%       July 1, 2013    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2013    June 30, 2017
   Investor Class Shares                                  Contractual    2.00%       July 1, 2013    June 30, 2017

Invesco Summit Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class P Shares                                         Contractual    1.85%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009    June 30, 2017
   Class S Shares                                         Contractual    1.90%    September 25, 2009 June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ------------------ --------------
Invesco European Small Company Fund
   Class A Shares                                         Contractual    2.25%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    3.00%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    3.00%       July 1, 2009    June 30, 2017
   Class Y Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Global Core Equity Fund
   Class A Shares                                         Contractual    1.22%     January 1, 2017   April 30, 2018
   Class B Shares                                         Contractual    1.97%     January 1, 2017   April 30, 2018
   Class C Shares                                         Contractual    1.97%     January 1, 2017   April 30, 2018
   Class R Shares                                         Contractual    1.47%     January 1, 2017   April 30, 2018
   Class R5 Shares                                        Contractual    0.97%     January 1, 2017   April 30, 2018
   Class Y Shares                                         Contractual    0.97%     January 1, 2017   April 30, 2018

Invesco International Small Company Fund
   Class A Shares                                         Contractual    2.25%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    3.00%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    3.00%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    2.00%       July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual    2.00%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco Small Cap Equity Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                                      ------------ -------------------- ------------------ --------------
Invesco Alternative Strategies Fund
   Class A Shares                                         Contractual  1.44% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                                         Contractual  2.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                                         Contractual  1.69% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                                        Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                                        Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                                         Contractual  1.19% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                                         Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                                        Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                                        Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                                         Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                                        Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                                        Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                                        Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                                         Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                                         Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                                        Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                                        Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                                         Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                                        Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                                        Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                                        Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                                         Contractual         0.00%          November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                                         Contractual         0.25%          November 4, 2009  April 30, 2018
   Class AX Shares                                        Contractual         0.25%         February 12, 2010  April 30, 2018
   Class B Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class C Shares                                         Contractual         1.00%          November 4, 2009  April 30, 2018
   Class CX Shares                                        Contractual         1.00%         February 12, 2010  April 30, 2018
   Class R Shares                                         Contractual         0.50%          November 4, 2009  April 30, 2018
   Class R5 Shares                                        Contractual         0.00%          November 4, 2009  April 30, 2018
   Class R6 Shares                                        Contractual         0.00%         September 24, 2012 April 30, 2018
   Class RX Shares                                        Contractual         0.50%         February 12, 2010  April 30, 2018
   Class Y Shares                                         Contractual         0.00%          November 4, 2009  April 30, 2018

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                                         Contractual    0.25%     November 4, 2009  April 30, 2018
   Class AX Shares                                        Contractual    0.25%    February 12, 2010  April 30, 2018
   Class B Shares                                         Contractual    1.00%     November 4, 2009  April 30, 2018
   Class C Shares                                         Contractual    1.00%     November 4, 2009  April 30, 2018
   Class CX Shares                                        Contractual    1.00%    February 12, 2010  April 30, 2018
   Class R Shares                                         Contractual    0.50%     November 4, 2009  April 30, 2018
   Class R5 Shares                                        Contractual    0.00%     November 4, 2009  April 30, 2018
   Class R6 Shares                                        Contractual    0.00%    September 24, 2012 April 30, 2018
   Class RX Shares                                        Contractual    0.50%    February 12, 2010  April 30, 2018
   Class Y Shares                                         Contractual    0.00%     November 4, 2009  April 30, 2018

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                                         Contractual    0.25%     November 4, 2009  April 30, 2018
   Class AX Shares                                        Contractual    0.25%    February 12, 2010  April 30, 2018
   Class B Shares                                         Contractual    1.00%     November 4, 2009  April 30, 2018
   Class C Shares                                         Contractual    1.00%     November 4, 2009  April 30, 2018
   Class CX Shares                                        Contractual    1.00%    February 12, 2010  April 30, 2018
   Class R Shares                                         Contractual    0.50%     November 4, 2009  April 30, 2018
   Class R5 Shares                                        Contractual    0.00%     November 4, 2009  April 30, 2018
   Class R6 Shares                                        Contractual    0.00%    September 24, 2012 April 30, 2018
   Class RX Shares                                        Contractual    0.50%    February 12, 2010  April 30, 2018
   Class Y Shares                                         Contractual    0.00%     November 4, 2009  April 30, 2018

Invesco Conservative Allocation Fund
   Class A Shares                                         Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.25%       July 1, 2012    June 30, 2017
   Class S Shares                                         Contractual    1.40%       July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Convertible Securities Fund
   Class A Shares                                         Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.25%       July 1, 2012    June 30, 2017
   Class R6 Shares                                        Contractual    1.25%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                         Contractual    2.00%       May 1, 2016     June 30, 2017
   Class B Shares                                         Contractual    2.75%       May 1, 2016     June 30, 2017
   Class C Shares                                         Contractual    2.75%       May 1, 2016     June 30, 2017
   Class R Shares                                         Contractual    2.25%       May 1, 2016     June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       May 1, 2016     June 30, 2017
   Class Y Shares                                         Contractual    1.75%       May 1, 2016     June 30, 2017

Invesco Growth Allocation Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2012    June 30, 2017
   Class S Shares                                         Contractual    1.90%       July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                                      ------------ -------------------- ------------------ --------------
Invesco Income Allocation Fund
   Class A Shares                                         Contractual         0.25%            May 1, 2012     April 30, 2018
   Class B Shares                                         Contractual         1.00%            May 1, 2012     April 30, 2018
   Class C Shares                                         Contractual         1.00%            May 1, 2012     April 30, 2018
   Class R Shares                                         Contractual         0.50%            May 1, 2012     April 30, 2018
   Class R5 Shares                                        Contractual         0.00%            May 1, 2012     April 30, 2018
   Class Y Shares                                         Contractual         0.00%            May 1, 2012     April 30, 2018

Invesco International Allocation Fund
   Class A Shares                                         Contractual         2.25%            May 1, 2012     June 30, 2017
   Class B Shares                                         Contractual         3.00%            May 1, 2012     June 30, 2017
   Class C Shares                                         Contractual         3.00%            May 1, 2012     June 30, 2017
   Class R Shares                                         Contractual         2.50%            May 1, 2012     June 30, 2017
   Class R5 Shares                                        Contractual         2.00%            May 1, 2012     June 30, 2017
   Class Y Shares                                         Contractual         2.00%            May 1, 2012     June 30, 2017

Invesco Mid Cap Core Equity Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares                                         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2009    June 30, 2017

Invesco Moderate Allocation Fund
   Class A Shares                                         Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual         1.75%            July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual         1.25%            July 1, 2012    June 30, 2017
   Class S Shares                                         Contractual         1.40%            July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual         1.25%            July 1, 2012    June 30, 2017

Invesco Multi-Asset Inflation Fund
   Class A Shares                                         Contractual  1.02% less net AFFE*  January 1, 2017   April 30, 2018
   Class C Shares                                         Contractual  1.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R Shares                                         Contractual  1.27% less net AFFE*  January 1, 2017   April 30, 2018
   Class R5 Shares                                        Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class R6 Shares                                        Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018
   Class Y Shares                                         Contractual  0.77% less net AFFE*  January 1, 2017   April 30, 2018

Invesco Quality Income Fund
   Class A Shares                                         Contractual         1.50%            July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual         2.25%            July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual         1.25%            July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual         1.25%            July 1, 2012    June 30, 2017

Invesco Small Cap Growth Fund
   Class A Shares                                         Contractual         2.00%            July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual         2.75%            July 1, 2009    June 30, 2017
   Class R Shares                                         Contractual         2.25%            July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual         1.75%            July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual         1.75%         September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual         1.75%            July 1, 2009    June 30, 2017
   Investor Class Shares                                  Contractual         2.00%            July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                                         Contractual    2.25%      July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class Y Shares                                         Contractual    2.00%      July 1, 2009      June 30, 2017

Invesco European Growth Fund
   Class A Shares                                         Contractual    2.25%      July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class R Shares                                         Contractual    2.50%      July 1, 2009      June 30, 2017
   Class Y Shares                                         Contractual    2.00%      July 1, 2009      June 30, 2017
   Investor Class Shares                                  Contractual    2.25%      July 1, 2009      June 30, 2017

Invesco Global Growth Fund
   Class A Shares                                         Contractual    1.22%     January 1, 2017  February 28, 2018
   Class B Shares                                         Contractual    1.97%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.97%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.97%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.97%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.97%     January 1, 2017  February 28, 2018

Invesco Global Opportunities Fund
   Class A Shares                                         Contractual    1.02%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.77%     January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual    1.27%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.77%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.77%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.77%     January 1, 2017  February 28, 2018

Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                                         Contractual    2.25%      July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    3.00%      July 1, 2009      June 30, 2017
   Class R5 Shares                                        Contractual    2.00%      July 1, 2009      June 30, 2017
   Class Y Shares                                         Contractual    2.00%      July 1, 2009      June 30, 2017

Invesco Global Responsibility Equity Fund
   Class A Shares                                         Contractual    0.85%      June 30, 2016   February 28, 2018
   Class C Shares                                         Contractual    1.60%      June 30, 2016   February 28, 2018
   Class R Shares                                         Contractual    1.10%      June 30, 2016   February 28, 2018
   Class R5 Shares                                        Contractual    0.60%      June 30, 2016   February 28, 2018
   Class R6 Shares                                        Contractual    0.60%      June 30, 2016   February 28, 2018
   Class Y Shares                                         Contractual    0.60%      June 30, 2016   February 28, 2018

Invesco International Companies Fund
   Class A Shares                                         Contractual    1.12%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.87%     January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual    1.37%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.87%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.87%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.87%     January 1, 2017  February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Invesco International Core Equity Fund
   Class A Shares                                         Contractual    1.12%     January 1, 2017  February 28, 2018
   Class B Shares                                         Contractual    1.87%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.87%     January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual    1.37%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.87%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.87%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.87%     January 1, 2017  February 28, 2018
   Investor Class Shares                                  Contractual    1.12%     January 1, 2017  February 28, 2018

Invesco International Growth Fund
   Class A Shares                                         Contractual    2.25%      July 1, 2013      June 30, 2017
   Class B Shares                                         Contractual    3.00%      July 1, 2013      June 30, 2017
   Class C Shares                                         Contractual    3.00%      July 1, 2013      June 30, 2017
   Class R Shares                                         Contractual    2.50%      July 1, 2013      June 30, 2017
   Class R5 Shares                                        Contractual    2.00%      July 1, 2013      June 30, 2017
   Class R6 Shares                                        Contractual    2.00%      July 1, 2013      June 30, 2017
   Class Y Shares                                         Contractual    2.00%      July 1, 2013      June 30, 2017

Invesco Select Opportunities Fund
   Class A Shares                                         Contractual    1.02%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.77%     January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual    1.27%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.77%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.77%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.77%     January 1, 2017  February 28, 2018

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                      ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                         Contractual    1.50%     January 1, 2017   February 28, 2018
   Class C Shares                                         Contractual    2.25%     January 1, 2017   February 28, 2018
   Class R Shares                                         Contractual    1.75%     January 1, 2017   February 28, 2018
   Class R5 Shares                                        Contractual    1.25%     January 1, 2017   February 28, 2018
   Class R6 Shares                                        Contractual    1.25%     January 1, 2017   February 28, 2018
   Class Y Shares                                         Contractual    1.25%     January 1, 2017   February 28, 2018

Invesco Balanced-Risk Allocation Fund/2/
   Class A Shares                                         Contractual    2.00%       July 1, 2012      June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2012      June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012      June 30, 2017

Invesco Balanced-Risk Commodity Strategy Fund/3/
   Class A Shares                                         Contractual    2.00%       July 1, 2014      June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2014      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2014      June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2014      June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2014      June 30, 2017
   Class R6 Shares                                        Contractual    1.75%       July 1, 2014      June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2014      June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                                      ------------ ---------- ------------------ -----------------
Invesco Developing Markets Fund
   Class A Shares                                         Contractual    2.25%       July 1, 2012      June 30. 2017
   Class B Shares                                         Contractual    3.00%       July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    3.00%       July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual    2.00%       July 1, 2012      June 30, 2017
   Class R6 Shares                                        Contractual    2.00%    September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual    2.00%       July 1, 2012      June 30, 2017

Invesco Emerging Markets Equity Fund
   Class A Shares                                         Contractual    1.33%     January 1, 2017   February 28, 2018
   Class C Shares                                         Contractual    2.08%     January 1, 2017   February 28, 2018
   Class R Shares                                         Contractual    1.58%     January 1, 2017   February 28, 2018
   Class R5 Shares                                        Contractual    1.08%     January 1, 2017   February 28, 2018
   Class R6 Shares                                        Contractual    1.08%     January 1, 2017   February 28, 2018
   Class Y Shares                                         Contractual    1.08%     January 1, 2017   February 28, 2018

Invesco Emerging Markets Flexible Bond Fund
   Class A Shares                                         Contractual    1.24%      June 14, 2010    February 28, 2018
   Class B Shares                                         Contractual    1.99%      June 14, 2010    February 28, 2018
   Class C Shares                                         Contractual    1.99%      June 14, 2010    February 28, 2018
   Class R Shares                                         Contractual    1.49%      June 14, 2010    February 28, 2018
   Class Y Shares                                         Contractual    0.99%      June 14, 2010    February 28, 2018
   Class R5 Shares                                        Contractual    0.99%      June 14, 2010    February 28, 2018
   Class R6 Shares                                        Contractual    0.99%    September 24, 2012 February 28, 2018

Invesco Endeavor Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009      June 30. 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009      June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2009      June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009      June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012   June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009      June 30, 2017

Invesco Global Health Care Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012      June 30. 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012      June 30, 2017
   Investor Class Shares                                  Contractual    2.00%       July 1, 2012      June 30, 2017

Invesco Global Infrastructure Fund
   Class A Shares                                         Contractual    1.28%     January 1, 2017   February 28, 2018
   Class C Shares                                         Contractual    2.03%     January 1, 2017   February 28, 2018
   Class R Shares                                         Contractual    1.53%     January 1, 2017   February 28, 2018
   Class Y Shares                                         Contractual    1.03%     January 1, 2017   February 28, 2018
   Class R5 Shares                                        Contractual    1.03%     January 1, 2017   February 28, 2018
   Class R6 Shares                                        Contractual    1.03%     January 1, 2017   February 28, 2018

Invesco Global Market Neutral Fund
   Class A Shares                                         Contractual    1.50%     January 1, 2017   February 28, 2018
   Class C Shares                                         Contractual    2.25%     January 1, 2017   February 28, 2018
   Class R Shares                                         Contractual    1.75%     January 1, 2017   February 28, 2018
   Class R5 Shares                                        Contractual    1.25%     January 1, 2017   February 28, 2018
   Class R6 Shares                                        Contractual    1.25%     January 1, 2017   February 28, 2018
   Class Y Shares                                         Contractual    1.25%     January 1, 2017   February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION        CURRENT LIMIT         DATE
----                                                      ------------ -------------------- ----------------- -----------------
Invesco Global Targeted Returns Fund4
   Class A Shares                                         Contractual  1.44% less net AFFE*  January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual  2.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual  1.69% less net AFFE*  January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual  1.19% less net AFFE*  January 1, 2017  February 28, 2018

Invesco Greater China Fund
   Class A Shares                                         Contractual         2.25%           July 1, 2009      June 30, 2017
   Class B Shares                                         Contractual         3.00%           July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual         3.00%           July 1, 2009      June 30, 2017
   Class R5 Shares                                        Contractual         2.00%           July 1, 2009      June 30, 2017
   Class Y Shares                                         Contractual         2.00%           July 1, 2009      June 30, 2017

Invesco Long/Short Equity Fund
   Class A Shares                                         Contractual         1.59%          January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual         2.34%          January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual         1.84%          January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual         1.34%          January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual         1.34%          January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual         1.34%          January 1, 2017  February 28, 2018

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                                         Contractual         1.33%          January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual         2.08%          January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual         1.58%          January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual         1.08%          January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual         1.08%          January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual         1.08%          January 1, 2017  February 28, 2018

Invesco MLP Fund
   Class A Shares                                         Contractual         1.28%          January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual         2.03%          January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual         1.53%          January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual         1.03%          January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual         1.03%          January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual         1.03%          January 1, 2017  February 28, 2018

Invesco Macro Allocation Strategy Fund/5/
   Class A Shares                                         Contractual         1.44%          January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual         2.19%          January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual         1.69%          January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual         1.19%          January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual         1.19%          January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual         1.19%          January 1, 2017  February 28, 2018

Invesco Macro International Equity Fund
   Class A Shares                                         Contractual         1.43%         December 17, 2013 February 28, 2018
   Class C Shares                                         Contractual         2.18%         December 17, 2013 February 28, 2018
   Class R Shares                                         Contractual         1.68%         December 17, 2013 February 28, 2018
   Class R5 Shares                                        Contractual         1.18%         December 17, 2013 February 28, 2018
   Class R6 Shares                                        Contractual         1.18%         December 17, 2013 February 28, 2018
   Class Y Shares                                         Contractual         1.18%         December 17, 2013 February 28, 2018

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Invesco Macro Long/Short Fund
   Class A Shares                                         Contractual    1.87%    December 17, 2013 February 28, 2018
   Class C Shares                                         Contractual    2.62%    December 17, 2013 February 28, 2018
   Class R Shares                                         Contractual    2.12%    December 17, 2013 February 28, 2018
   Class R5 Shares                                        Contractual    1.62%    December 17, 2013 February 28, 2018
   Class R6 Shares                                        Contractual    1.62%    December 17, 2013 February 28, 2018
   Class Y Shares                                         Contractual    1.62%    December 17, 2013 February 28, 2018

Invesco Multi-Asset Income Fund
   Class A Shares                                         Contractual    0.85%     January 1, 2017  February 28, 2018
   Class C Shares                                         Contractual    1.60%     January 1, 2017  February 28, 2018
   Class R Shares                                         Contractual    1.10%     January 1, 2017  February 28, 2018
   Class R5 Shares                                        Contractual    0.60%     January 1, 2017  February 28, 2018
   Class R6 Shares                                        Contractual    0.60%     January 1, 2017  February 28, 2018
   Class Y Shares                                         Contractual    0.60%     January 1, 2017  February 28, 2018

Invesco Pacific Growth Fund
   Class A Shares                                         Contractual    2.25%      July 1, 2012      June 30. 2017
   Class B Shares                                         Contractual    3.00%      July 1, 2012      June 30, 2017
   Class C Shares                                         Contractual    3.00%      July 1, 2012      June 30, 2017
   Class R Shares                                         Contractual    2.50%      July 1, 2012      June 30, 2017
   Class R5 Shares                                        Contractual    2.00%      July 1, 2012      June 30, 2017
   Class Y Shares                                         Contractual    2.00%      July 1, 2012      June 30, 2017

Invesco Select Companies Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2009      June 30. 2017
   Class B Shares                                         Contractual    2.75%      July 1, 2009      June 30, 2017
   Class C Shares                                         Contractual    2.75%      July 1, 2009      June 30, 2017
   Class R Shares                                         Contractual    2.25%      July 1, 2009      June 30, 2017
   Class R5 Shares                                        Contractual    1.75%      July 1, 2009      June 30, 2017
   Class Y Shares                                         Contractual    1.75%      July 1, 2009      June 30, 2017

Invesco World Bond Fund
   Class A Shares                                         Contractual    0.94%    December 1, 2016  February 28, 2018
   Class B Shares                                         Contractual    1.69%    December 1, 2016  February 28, 2018
   Class C Shares                                         Contractual    1.69%    December 1, 2016  February 28, 2018
   Class R5 Shares                                        Contractual    0.69%    December 1, 2016  February 28, 2018
   Class R6 Shares                                        Contractual    0.69%    December 1, 2016  February 28, 2018
   Class Y Shares                                         Contractual    0.69%    December 1, 2016  February 28, 2018

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                                         Contractual    1.50%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.25%       July 1, 2012    June 30, 2017
   Class R6 Shares                                        Contractual    1.25%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    1.25%       July 1, 2012    June 30, 2017

Invesco Global Real Estate Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco High Yield Fund
   Class A Shares                                         Contractual     1.50%      July 1, 2013    June 30, 2017
   Class B Shares                                         Contractual     2.25%      July 1, 2013    June 30, 2017
   Class C Shares                                         Contractual     2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                         Contractual     1.25%      July 1, 2013    June 30, 2017
   Investor Class Shares                                  Contractual     1.50%      July 1, 2013    June 30, 2017

Invesco Short Duration Inflation Protected Fund
   Class A Shares                                         Contractual     0.55%   December 31, 2015  June 30, 2017
   Class A2 Shares                                        Contractual     0.45%   December 31, 2015  June 30, 2017
   Class R5 Shares                                        Contractual     0.30%   December 31, 2015  June 30, 2017
   Class R6 Shares                                        Contractual     0.30%   December 31, 2015  June 30, 2017
   Class Y Shares                                         Contractual     0.30%   December 31, 2015  June 30, 2017

Invesco Real Estate Fund
   Class A Shares                                         Contractual     2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual     2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual     2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R6 Shares                                        Contractual     1.75%   September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual     1.75%      July 1, 2012    June 30, 2017
   Investor Class Shares                                  Contractual     2.00%      July 1, 2012    June 30, 2017

Invesco Short Term Bond Fund
   Class A Shares                                         Contractual     1.40%      July 1, 2013    June 30, 2017
   Class C Shares                                         Contractual    1.75%/6/    July 1, 2013    June 30, 2017
   Class R Shares                                         Contractual     1.75%      July 1, 2013    June 30, 2017
   Class R5 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2017
   Class R6 Shares                                        Contractual     1.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                         Contractual     1.25%      July 1, 2013    June 30, 2017

Invesco U.S. Government Fund
   Class A Shares                                         Contractual     1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual     2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual     2.25%      July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual     1.75%      July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual     1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual     1.25%      July 1, 2012    June 30, 2017
   Investor Class Shares                                  Contractual     1.50%      July 1, 2012    June 30, 2017

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                      ------------ ---------- ----------------- -------------
Invesco American Value Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2013    June 30, 2017
   Class B Shares                                         Contractual    2.75%      July 1, 2013    June 30, 2017
   Class C Shares                                         Contractual    2.75%      July 1, 2013    June 30, 2017
   Class R Shares                                         Contractual    2.25%      July 1, 2013    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%      July 1, 2013    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%      July 1, 2013    June 30, 2017
   Class Y Shares                                         Contractual    1.75%      July 1, 2013    June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ------------------ -------------
Invesco Comstock Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual    2.25%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2012    June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 24, 2012 June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017

Invesco Energy Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2009    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017
   Investor Class Shares                                  Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Dividend Income Fund
   Class A Shares                                         Contractual    2.00%    September 1, 2016  June 30, 2017
   Class B Shares                                         Contractual    2.75%    September 1, 2016  June 30, 2017
   Class C Shares                                         Contractual    2.75%    September 1, 2016  June 30, 2017
   Class R5 Shares                                        Contractual    1.75%    September 1, 2016  June 30, 2017
   Class R6 Shares                                        Contractual    1.75%    September 1, 2016  June 30, 2017
   Class Y Shares                                         Contractual    1.75%    September 1, 2016  June 30, 2017
   Investor Class Shares                                  Contractual    2.00%    September 1, 2016  June 30, 2017

Invesco Gold & Precious Metals Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2009    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2009    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2009    June 30, 2017
   Investor Class Shares                                  Contractual    2.00%       July 1, 2009    June 30, 2017

Invesco Mid Cap Growth Fund
   Class A Shares                                         Contractual    2.00%      August 1, 2015   June 30, 2017
   Class B Shares                                         Contractual    2.75%      August 1, 2015   June 30, 2017
   Class C Shares                                         Contractual    2.75%      August 1, 2015   June 30, 2017
   Class R Shares                                         Contractual    2.25%      August 1, 2015   June 30, 2017
   Class R5 Shares                                        Contractual    1.75%      August 1, 2015   June 30, 2017
   Class R6 Shares                                        Contractual    1.75%      August 1, 2015   June 30, 2017
   Class Y Shares                                         Contractual    1.75%      August 1, 2015   June 30, 2017

Invesco Small Cap Value Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017

Invesco Technology Fund
   Class A Shares                                         Contractual    2.00%       July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.75%       July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%       July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.75%       July 1, 2012    June 30, 2017
   Investor Class Shares                                  Contractual    2.00%       July 1, 2012    June 30, 2017

Invesco Technology Sector Fund
   Class A Shares                                         Contractual    2.00%    February 12, 2010  June 30, 2017
   Class B Shares                                         Contractual    2.75%    February 12, 2010  June 30, 2017
   Class C Shares                                         Contractual    2.75%    February 12, 2010  June 30, 2017
   Class Y Shares                                         Contractual    1.75%    February 12, 2010  June 30, 2017

See page 17 for footnotes to Exhibit A.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                      ------------ ---------- ----------------- -------------
Invesco Value Opportunities Fund
   Class A Shares                                         Contractual    2.00%      July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.75%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.75%      July 1, 2012    June 30, 2017
   Class R Shares                                         Contractual    2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.75%      July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.75%      July 1, 2012    June 30, 2017

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                                                      ------------ ---------- ----------------- -------------
Invesco High Yield Municipal Fund
   Class A Shares                                         Contractual    1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%      July 1, 2012    June 30, 2017
   Class R5 Shares                                        Contractual    1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.25%      July 1, 2012    June 30, 2017

Invesco Intermediate Term Municipal Income Fund
   Class A Shares                                         Contractual    0.84%      July 1, 2016    June 30, 2017
   Class B Shares                                         Contractual    1.59%      July 1, 2016    June 30, 2017
   Class C Shares                                         Contractual    1.59%      July 1, 2016    June 30, 2017
   Class Y Shares                                         Contractual    0.59%      July 1, 2016    June 30, 2017

Invesco Municipal Income Fund
   Class A Shares                                         Contractual    1.50%      July 1, 2013    June 30, 2017
   Class B Shares                                         Contractual    2.25%      July 1, 2013    June 30, 2017
   Class C Shares                                         Contractual    2.25%      July 1, 2013    June 30, 2017
   Class Y Shares                                         Contractual    1.25%      July 1, 2013    June 30, 2017
   Investor Class                                         Contractual    1.50%      July 15, 2013   June 30, 2017

Invesco New York Tax Free Income Fund
   Class A Shares                                         Contractual    1.50%      July 1, 2012    June 30, 2017
   Class B Shares                                         Contractual    2.25%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.25%      July 1, 2012    June 30, 2017

Invesco Limited Term Municipal Income Fund
   Class A Shares                                         Contractual    1.50%      July 1, 2012    June 30, 2017
   Class A2 Shares                                        Contractual    1.25%      July 1, 2012    June 30, 2017
   Class C Shares                                         Contractual    2.25%      June 30, 2013   June 30, 2017
   Class R5 Shares                                        Contractual    1.25%      July 1, 2012    June 30, 2017
   Class Y Shares                                         Contractual    1.25%      July 1, 2012    June 30, 2017

See page 17 for footnotes to Exhibit A.

                           INVESCO MANAGEMENT TRUST

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Invesco Conservative Income Fund
   Institutional Class                                    Contractual    0.28%      July 1, 2014    December 31, 2017

                           INVESCO SECURITIES TRUST

                                                        CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                     VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                    ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund        Contractual    0.94%     January 1, 2017  February 28, 2018

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.
/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                                      ------------ ---------- ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class                                  Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.34%      June 1, 2016    December 31, 2017

Liquid Assets Portfolio
   Cash Management Class                                  Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.38%      June 1, 2016    December 31, 2017

STIC Prime Portfolio
   Cash Management Class                                  Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.34%      June 1, 2016    December 31, 2017

Tax-Free Cash Reserve Portfolio/2/
   Cash Management Class                                  Contractual    0.28%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.23%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.20%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.75%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.45%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.07%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.36%      June 1, 2016    December 31, 2017

Treasury Obligations Portfolio
   Cash Management Class                                  Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.43%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.34%      June 1, 2016    December 31, 2017

Treasury Portfolio
   Cash Management Class                                  Contractual    0.26%      June 1, 2016    December 31, 2017
   Corporate Class                                        Contractual    0.21%      June 1, 2016    December 31, 2017
   Institutional Class                                    Contractual    0.18%      June 1, 2016    December 31, 2017
   Personal Investment Class                              Contractual    0.73%      June 1, 2016    December 31, 2017
   Private Investment Class                               Contractual    0.48%      June 1, 2016    December 31, 2017
   Reserve Class                                          Contractual    1.05%      June 1, 2016    December 31, 2017
   Resource Class                                         Contractual    0.34%      June 1, 2016    December 31, 2017

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                          CONTRACTUAL/       EXPENSE        EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY        LIMITATION        CURRENT LIMIT        DATE
----                                                      ------------ -------------------- ----------------- --------------
Invesco V.I. American Franchise Fund
   Series I Shares                                        Contractual         2.00%           July 1, 2014    June 30, 2017
   Series II Shares                                       Contractual         2.25%           July 1, 2014    June 30, 2017

Invesco V.I. American Value Fund
   Series I Shares                                        Contractual         2.00%           July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual         2.25%           July 1, 2012    June 30, 2017

Invesco V.I. Balanced-Risk Allocation Fund/1/
   Series I Shares                                        Contractual  0.80% less net AFFE*   May 1, 2014     April 30, 2018
   Series II Shares                                       Contractual  1.05% less net AFFE*   May 1, 2014     April 30, 2018

Invesco V.I. Comstock Fund
   Series I Shares                                        Contractual         0.78%           May 1, 2013     April 30, 2018
   Series II Shares                                       Contractual         1.03%           May 1, 2013     April 30, 2018

Invesco V.I. Core Equity Fund
   Series I Shares                                        Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Core Plus Bond Fund
   Series I Shares                                        Contractual         0.61%          April 30, 2015   April 30, 2018
   Series II Shares                                       Contractual         0.86%          April 30, 2015   April 30, 2018

Invesco V.I. Diversified Dividend Fund
   Series I Shares                                        Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                        Contractual         2.00%           July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual         2.25%           July 1, 2012    June 30, 2017

Invesco V.I. Equity and Income Fund
   Series I Shares                                        Contractual         1.50%           July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual         1.75%           July 1, 2012    June 30, 2017

Invesco V.I. Global Core Equity Fund
   Series I Shares                                        Contractual         2.25%           July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual         2.50%           July 1, 2012    June 30, 2017

Invesco V.I. Global Health Care Fund
   Series I Shares                                        Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual         2.25%           May 1, 2013     June 30, 2017

Invesco V.I. Global Real Estate Fund
   Series I Shares                                        Contractual         2.00%           May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual         2.25%           May 1, 2013     June 30, 2017

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                                      ------------ ---------- ----------------- --------------
Invesco V.I. Government Money Market Fund
   Series I Shares                                        Contractual    1.50%      May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual    1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Government Securities Fund
   Series I Shares                                        Contractual    1.50%      May 1, 2013     June 30, 2017
   Series II Shares                                       Contractual    1.75%      May 1, 2013     June 30, 2017

Invesco V.I. Growth and Income Fund
   Series I Shares                                        Contractual    0.78%      May 1. 2013     April 30, 2018
   Series II Shares                                       Contractual    1.03%      May 1, 2013     April 30, 2018

Invesco V.I. High Yield Fund
   Series I Shares                                        Contractual    1.50%      May 1, 2014     June 30, 2017
   Series II Shares                                       Contractual    1.75%      May 1, 2014     June 30, 2017

Invesco V.I. International Growth Fund
   Series I Shares                                        Contractual    2.25%      July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual    2.50%      July 1, 2012    June 30, 2017

Invesco V.I. Managed Volatility Fund
   Series I Shares                                        Contractual    2.00%      May 1, 2015     June 30, 2017
   Series II Shares                                       Contractual    2.25%      May 1, 2015     June 30, 2017

Invesco V.I. Mid Cap Core Equity Fund
   Series I Shares                                        Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Mid Cap Growth Fund
   Series I Shares                                        Contractual    2.00%      July 1, 2014    June 30, 2017
   Series II Shares                                       Contractual    2.25%      July 1, 2014    June 30, 2017

Invesco V.I. S&P 500 Index Fund
   Series I Shares                                        Contractual    2.00%      July 1, 2012    June 30, 2017
   Series II Shares                                       Contractual    2.25%      July 1, 2012    June 30, 2017

Invesco V.I. Small Cap Equity Fund
   Series I Shares                                        Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Technology Fund
   Series I Shares                                        Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2017

Invesco V.I. Value Opportunities Fund
   Series I Shares                                        Contractual    2.00%      May 1. 2013     June 30, 2017
   Series II Shares                                       Contractual    2.25%      May 1, 2013     June 30, 2017

* ACQUIRED FUND FEES AND EXPENSES ("AFFE") WILL BE CALCULATED AS OF THE FUND'S FISCAL YEAR END ACCORDING TO INSTRUCTION 3(F) OF ITEM 3 OF FORM N-1A. "NET AFFE" WILL BE CALCULATED BY SUBTRACTING ANY WAIVERS BY INVESCO ASSOCIATED WITH INVESTMENTS IN AFFILIATED FUNDS, SUCH AS INVESTMENTS IN AFFILIATED MONEY MARKET FUNDS, FROM THE AFFE CALCULATED IN ACCORDANCE WITH THE PRECEDING SENTENCE. FOR CLARITY, THE NET AFFE CALCULATED AS OF THE FUND'S FISCAL YEAR END WILL BE USED THROUGHOUT THE WAIVER PERIOD IN ESTABLISHING THE FUND'S WAIVER AMOUNT, REGARDLESS OF WHETHER ACTUAL AFFE IS MORE OR LESS DURING THE WAIVER PERIOD.

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 7

                     MASTER INVESTMENT ADVISORY AGREEMENT

   This Amendment dated as of November 4, 2016, amends the Master Investment Advisory Agreement (the "Agreement"), dated June 1, 2000, by and between Short-Term Investments Trust, a Delaware statutory trust, and Invesco Advisers Inc., a Delaware corporation.

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to change the name of Government TaxAdvantage Portfolio to Treasury Obligations Portfolio;

   NOW, THEREFORE, the parties agree as follows;

   1. Schedule A and Schedule B to the Agreement are hereby deleted in their entirety and replaced with the following:

                                  "SCHEDULE A
                           FUNDS AND EFFECTIVE DATES

NAME OF FUND                           EFFECTIVE DATE OF ADVISORY AGREEMENT
------------                           -------------------------------------
Government & Agency Portfolio                      June 1, 2000
Treasury Obligations Portfolio                     June 1, 2000
Liquid Assets Portfolio                          November 24, 2003
STIC Prime Portfolio                             November 24, 2003
Tax-Free Cash Reserve Portfolio                   April 30, 2008
Treasury Portfolio                                 June 1, 2000

                                  SCHEDULE B
                          COMPENSATION TO THE ADVISOR

   The Trust shall pay the Advisor, out of the assets of a Fund, as full compensation for all services rendered, an advisory fee for such Fund set forth below. Such fee shall be calculated by applying the following annual rates to the average daily net assets of such Fund for the calendar year computed in the manner used for the determination of the net asset value of shares of such Fund.

                            LIQUID ASSETS PORTFOLIO
                             STIC PRIME PORTFOLIO
                              TREASURY PORTFOLIO

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
All Assets............................................................    0.15%

                         GOVERNMENT & AGENCY PORTFOLIO

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
All Assets............................................................    0.10%

                        TREASURY OBLIGATIONS PORTFOLIO

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
First $250 million....................................................    0.20%
Over $250 million up to and including $500 million....................    0.15%
Over $500 million.....................................................    0.10%

                        TAX-FREE CASH RESERVE PORTFOLIO

NET ASSETS                                                             ANNUAL RATE
----------                                                             -----------
All Assets............................................................    0.20%"

2. In all other respects, the Agreement is hereby confirmed and remains in full force and effect.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers on the date first written above.

                                           SHORT-TERM INVESTMENTS TRUST

Attest:  /s/ Peter A. Davidson             By:  /s/ John M. Zerr
         --------------------------------       -------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                                           INVESCO ADVISERS, INC.

Attest:  /s/ Peter A. Davidson             By:  /s/ John M. Zerr
         --------------------------------       -------------------------------
         Assistant Secretary                    John M. Zerr
                                                Senior Vice President

(SEAL)

                                                               Sub-Item 77Q1(e)

                                AMENDMENT NO. 2

                                      TO

           MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

   This Amendment dated November 4, 2016, amends the Master Intergroup Sub-Advisory Contract for Mutual Funds (the "Contract"), dated May 1, 2008, between Invesco Advisers, Inc. (the "Adviser") on behalf of Short-Term Investments Trust (the "Trust"), and each of Invesco Canada Ltd., Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Ltd., Invesco Hong Kong Limited, and Invesco Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers")

                             W I T N E S S E T H:

   WHEREAS, the Trust desires to amend the Agreement to change the name of Government TaxAdvantage Portfolio to Treasury Obligations Portfolio;

   NOW, THEREFORE, the parties agree as follows;

   1. Exhibit A to the Contract is hereby deleted in its entirety and replaced with the following:

                                  "EXHIBIT A

          Government & Agency Portfolio
          Liquid Assets Portfolio
          STIC Prime Portfolio
          Tax-Free Cash Reserve Portfolio
          Treasury Portfolio
          Treasury Obligations Portfolio"

   2. All other terms and provisions of the Contract not amended shall remain in full force and effect.

   IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

                                             INVESCO ADVISERS, INC.

                                             Adviser

                                             By:  /s/ John M. Zerr
                                                  ------------------------------
                                             Name: John M. Zerr
                                             Title: Senior Vice President

                                          INVESCO CANADA LTD.

                                          Sub-Adviser

                                          By:     /s/ David C. Warren
                                                  ------------------------------
                                          Name:   David C. Warren
                                          Title:  Executive Vice President &
                                                  Chief Financial Officer

                                          By:     /s/ Harsh Damani
                                                  ------------------------------
                                          Name:   Harsh Damani
                                          Title:  Chief Financial Officer,
                                                  Funds & Senior Vice President,
                                                  Fund Administration

                              INVESCO ASSET MANAGEMENT DEUTSCHLAND GMBH

                              Sub-Advisor

                              By:  /s/ Michael Fraikin    /s/ Leif Baumann
                                   ---------------------------------------------
                              Name: Michael Fraikin       Leif Baumann
                              Title: Director             Head of Legal Germany

                                             INVESCO ASSET MANAGEMENT LIMITED

                                             Sub-Advisor

                                             By:  /s/ Graeme Proudfoot
                                                  ------------------------------
                                             Name: Graeme Proudfoot
                                             Title: Director

                                        INVESCO ASSET MANAGEMENT (JAPAN) LTD.

                                        Sub-Advisor

                                        By:  /s/ Masakazu Hasegawa
                                             -----------------------------------
                                        Name: Masakazu Hasegawa
                                        Title: Managing Director

                              INVESCO HONG KONG LIMITED

                              Sub-Advisor

                              By:  /s/Tong Seen Ming Anna    /s/ Lee Siu Mei
                                   ---------------------------------------------
                              Name: Tong Seen Ming Anna      Lee Siu Mei
                              Title: Director                Director

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-Advisor

                                        By:  /s/ Jeffrey H. Kupor
                                             -----------------------------------
                                        Name: Jeffrey H. Kupor
                                        Title: Secretary & General Counsel